UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2025

Aris Water Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40955	87-1022110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9651 Katy Freeway, Suite 400

Houston, Texas 77024

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(832) 304-7003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value per share	ARIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 11, 2025, Aris Water Solutions, Inc. (the “Company”) issued a press release announcing that, subject to market conditions, Aris Water Holdings, LLC (formerly known as Solaris Midstream Holdings, LLC) (the “Issuer”), a subsidiary of the Company, intends to offer for sale $400 million aggregate principal amount of Senior Notes due 2030 in a private offering to eligible purchasers that is exempt from registration under the Securities Act of 1933, as amended (the “Offering”). The Issuer intends to use the net proceeds from the Offering, together with cash on hand, to redeem all of its outstanding 7.625% Senior Sustainability-Linked Notes due 2026 (the “2026 Notes”).

A copy of the press release announcing the Offering is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Also on March 11, 2025, the Issuer delivered a notice of conditional redemption to redeem all of its outstanding 2026 Notes on April 1, 2025 (the “Redemption Date”) at a redemption price of par plus accrued and unpaid interest, if any, to, but not including, the Redemption Date, pursuant to the terms of the Indenture, dated as of April 1, 2021 (the “Indenture”), among the Issuer, the guarantors party thereto and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee. The Issuer’s obligation to redeem the 2026 Notes is conditioned upon the completion of an offering of at least $400 million aggregate principal amount of the Issuer’s senior debt securities on or before the Redemption Date (which could be delayed in the Issuer’s sole discretion if this condition is not satisfied pursuant to the terms of the Indenture). This Current Report on Form 8-K does not constitute a notice of redemption of the 2026 Notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 11, 2025.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2025

ARIS WATER SOLUTIONS, INC.

By:	/s/ Stephan E. Tompsett
Name:	Stephan E. Tompsett
Title:	Chief Financial Officer